UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2025

Autoliv, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12933	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section D 5th Floor, Box 70381,
Stockholm, Sweden		SE-107 24
(Address of Principal Executive Offices)		(Zip Code)

+46 8 587 20 600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	ALV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 14, 2025, Autoliv, Inc. (“Autoliv”) issued a release (the “Release”) announcing that it has renewed its Euro Medium Term Note Programme (the “EMTN Programme”). Under the EMTN Programme, Autoliv may issue, from time to time, notes guaranteed by Autoliv ASP, Inc. (the “Guarantor”) in the equivalent amount of up to EUR 3,000,000,000 in various currencies. The EMTN Programme was renewed for a period of one year. A copy of the Release is furnished herewith as Exhibit 99.1.

Notes issued under the EMTN Programme have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Act”), will only be offered and sold outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from registration requirements under the Act.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Act or the Exchange Act, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, including any securities of Autoliv or the Guarantor.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated March 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated March 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Executive Vice President, Legal Affairs and General Counsel

Date: March 14, 2025